As filed with the Securities and Exchange Commission on November 20, 2013

Registration No. 333-190443

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to

Form F-1
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

RiT TECHNOLOGIES LTD.
(Exact Name of Registrant as Specified in its Charter)

State of Israel	3669	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

RiT TECHNOLOGIES LTD.
24 Raoul Wallenberg Street
Tel Aviv 69719
Israel
+972-77-270-7210
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

RiT Technologies, Inc.
900 Corporate Drive
Mahwah, New Jersey 07430
(201) 512-1970
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications should be sent to:

Mark Selinger, Esq. McDermott Will & Emery LLP 340 Madison Avenue New York, New York 10173 Telephone: (212) 547-5438 Facsimile: (212) 547-5444	Ido Zemach, Adv. Goldfarb Seligman & Co. 98 Yigal Alon Street Tel-Aviv 6789141, Israel Telephone: +972-3-608-9999 Facsimile: +972-3-608-9855
Michael H. Ference, Esq.
Thomas Rose, Esq.
Gary M. Emmanuel, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700
Facsimile: (212) 930-9725
Barry Levenfeld, Adv. Eric Spindel, Adv. Yigal Arnon & Co. 1 Azrieli Center Tel-Aviv 6702101, Israel Telephone: +972-3-608-7777 Facsimile: +972-3-608-7724

Approximate date of commencement of proposed sale to the public: As soon as practicable after effectiveness of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed maximum aggregate offering price(1)		Amount of registration fee
Ordinary shares, par value NIS 0.8 per share(2)(3)	$5,750,000		$740.60	(7)
Warrants to purchase ordinary shares	20,000		2.58	(7)
Ordinary shares underlying the warrants(3)(4)	3,593,750		462.88	(7)
Underwriters’ warrants to purchase ordinary shares	N/A	(6)	N/A	(5)
Ordinary shares underlying the underwriters’ warrants(3)	312,500	(7)	40.25	(6) (7)
Total	$9,676,250		$1,246.31	(7)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).
(2) There are being registered under this registration statement such indeterminate number of ordinary shares which collectively shall have an aggregate initial offering price not to exceed $5,750,000 (including $750,000 for ordinary shares which may be sold pursuant to the underwriters’ over-allotment option).
(3) Pursuant to Rule 416 under the Securities Act, the ordinary shares being registered hereunder include such indeterminate number of ordinary shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends, or similar transactions.
(4) The warrants will be issued to purchase ordinary shares. There will be issued a warrant to purchase one ordinary share for every two shares offered. The warrants are exercisable at a per share price equal to 125% of the public offering price.
(5) No registration fee pursuant to Rule 457(g) under the Securities Act.
(6) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(g) under the Securities Act, based on an estimated proposed maximum aggregate offering price of $312,500 or 125% of $250,000 (5% of $5,000,000).
(7) Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is filed solely to file the exhibits indicated in Item 8 of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 6, 7, or 9 of Part II of the Registration Statement.

Item 8.                      Exhibits and Financial Statement Schedules.

Exhibit No.	Description
1.1**	Form of Underwriting Agreement.
3.1**	Amended and Restated Memorandum of Association
3.2**	Amended and Restated Articles of Association
4.1
Specimen Form of Ordinary Share Certificate (incorporated by reference to Exhibit 2.1 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

4.2**	Form of Warrant.
4.3**	Form of Underwriters’ Warrant.
5.1	Opinion of Goldfarb Seligman & Co.
5.2	Opinion of McDermott Will & Emery LLP
10.1**	RiT Technologies Ltd. 2003 Share Option Plan, as amended.
10.2
Form of Indemnification Agreement (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Registrant’s Report of Foreign Private Issuer on Form 6-K filed with the SEC on August 11, 2009).

10.3
MOU between the Registrant and Invencom, dated July 1, 2010 and Addendum to the MOU dated May 12, 2011 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Registrant’s Report of Foreign Private Issuer on Form 6-K filed with the SEC on August 11, 2009).

10.4
MOU between the Registrant and Invencom, dated December 11, 2012 (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.5
Product Alliance Agreement, between the Registrant and STINS COMAN, dated February 19, 2010 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Company’s Form 6-K filed with the SEC on May 17, 2010) and Services Agreement between the Registrant and STINS COMAN, dated July 28, 2011 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on August 25, 2011).

10.6
Convertible Loan Agreement, between the Registrant and STINS COMAN, dated June 11, 2009 (incorporated by reference to Annex B of Exhibit 99.3 to the Registrant’s Form 6-K filed with the SEC on August 11, 2009).

10.7
Addendum to the Convertible Loan Agreement, dated February 17, 2010 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 29, 2010), Addendum to the Convertible Loan Agreement, dated April 14, 2011 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 29, 2010), Amendment to the Convertible Loan Agreement, dated December 8, 2011 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on December 19, 2011), and Amendment to the Convertible Loan Agreement, dated April 17, 2012 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 24, 2012), Amendment to the Convertible Loan Agreement, dated August 6, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on August 14, 2012), and Amendment to the Convertible Loan Agreement, dated October 23, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on October 30, 2012).

10.8
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated May 17, 2010 (incorporated by reference to Exhibit 4.6 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2009, filed with the SEC on June 29, 2010).

Exhibit No.	Description
10.9
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated September 13, 2010 (incorporated by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

10.10
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated March 15, 2011 (incorporated by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

10.11
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 15, 2011 (incorporated by reference to Exhibit 4.10 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2011, filed with the SEC on May 11, 2012).

10.12
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated December 8, 2011 (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2011, filed with the SEC on May 11, 2012).

10.13
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 26, 2012 (incorporated by reference to Exhibit 4.13 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.14
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated December 5, 2012 (incorporated by reference to Exhibit 4.14 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.15
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated March 14, 2013 (incorporated by reference to Exhibit 4.15 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.16
Technology Purchase Agreement, between the Registrant and Invencom, dated June 26, 2012 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on July 3, 2012.

10.17
Securities Purchase Agreement, between the Registrant and Invencom, dated September 10, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on September 12, 2012).

10.18	Compensation Policy for Executive Officers and Directors (incorporated by reference to Annex B of Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on May 9, 2013).
10.19
Equity Distribution Agreement, between the Registrant and Maxim Group LLC, dated May 21, 2013 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on May 21, 2013).

10.20	Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 17, 2013 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on June 19, 2013).
10.21**	Securities Purchase Agreement, between the Registrant and STINS COMAN, dated September 12, 2013.
10.22**	Form of Warrant Agency Agreement.
23.1**	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm.
23.2	Consent of Goldfarb Seligman & Co. (included in Exhibit 5.1)
24.1**	Powers of Attorney
101.IN**, ***	XBRL Instance Document.
101.SC**, ***	XBRL Taxonomy Extension Schema Document.
101.CA**, ***	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DE**, ***	XBRL Taxonomy Extension Definition Linkbase Document.
101.LA **, ***	XBRL Taxonomy Extension Label Linkbase Document.
101.PR **, ***	XBRL Taxonomy Extension Presentation Linkbase Document.

* To be filed by amendment.

** Previously filed.

*** Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tel-Aviv, Israel, on November 20, 2013.

RiT TECHNOLOGIES LTD.

By:	/s/ Vadim Leiderman
Name: Vadim Leiderman
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board	November 20, 2013
Sergey Anisimov

/s/ Vadim Leiderman	President and Chief Executive Officer	November 20, 2013
Vadim Leiderman	(Principal Executive Officer)

/s/ Elan Yaish	Chief Financial Officer	November 20, 2013
Elan Yaish	(Principal Financial and Accounting Officer)

*	Director	November 20, 2013
Boris Granovsky

*	Director	November 20, 2013
Israel Frieder

*	Director	November 20, 2013
Roman Govorov

____________
Galia Druker	Director

*By: /s/ Elan Yaish
         Elan Yaish
         Attorney in Fact

Authorized Representative in the United States:

RiT Technologies, Inc.
By:/s/ Elan Yaish
Name: Elan Yaish	November 20, 2013
Title: Chief Financial Officer and Secretary, RiT Technologies, Inc.

EXHIBIT INDEX

Exhibit No.	Description
1.1**	Form of Underwriting Agreement.
3.1**	Amended and Restated Memorandum of Association
3.2**	Amended and Restated Articles of Association
4.1
Specimen Form of Ordinary Share Certificate (incorporated by reference to Exhibit 2.1 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

4.2**	Form of Warrant.
4.3**	Form of Underwriters’ Warrant.
5.1	Opinion of Goldfarb Seligman & Co.
5.2	Opinion of McDermott Will & Emery LLP
10.1**	RiT Technologies Ltd. 2003 Share Option Plan, as amended.
10.2
Form of Indemnification Agreement (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Registrant’s Report of Foreign Private Issuer on Form 6-K filed with the SEC on August 11, 2009).

10.3
MOU between the Registrant and Invencom, dated July 1, 2010 and Addendum to the MOU dated May 12, 2011 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Registrant’s Report of Foreign Private Issuer on Form 6-K filed with the SEC on August 11, 2009).

10.4
MOU between the Registrant and Invencom, dated December 11, 2012 (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.5
Product Alliance Agreement, between the Registrant and STINS COMAN, dated February 19, 2010 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.3 to the Company’s Form 6-K filed with the SEC on May 17, 2010) and Services Agreement between the Registrant and STINS COMAN, dated July 28, 2011 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on August 25, 2011).

10.6
Convertible Loan Agreement, between the Registrant and STINS COMAN, dated June 11, 2009 (incorporated by reference to Annex B of Exhibit 99.3 to the Registrant’s Form 6-K filed with the SEC on August 11, 2009).

10.7
Addendum to the Convertible Loan Agreement, dated February 17, 2010 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 29, 2010), Addendum to the Convertible Loan Agreement, dated April 14, 2011 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 29, 2010), Amendment to the Convertible Loan Agreement, dated December 8, 2011 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on December 19, 2011), and Amendment to the Convertible Loan Agreement, dated April 17, 2012 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on April 24, 2012), Amendment to the Convertible Loan Agreement, dated August 6, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on August 14, 2012), and Amendment to the Convertible Loan Agreement, dated October 23, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on October 30, 2012).

10.8
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated May 17, 2010 (incorporated by reference to Exhibit 4.6 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2009, filed with the SEC on June 29, 2010).

10.9
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated September 13, 2010 (incorporated by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

Exhibit No.	Description
10.10
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated March 15, 2011 (incorporated by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2010, filed with the SEC on June 30, 2011).

10.11
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 15, 2011 (incorporated by reference to Exhibit 4.10 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2011, filed with the SEC on May 11, 2012).

10.12
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated December 8, 2011 (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2011, filed with the SEC on May 11, 2012).

10.13
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 26, 2012 (incorporated by reference to Exhibit 4.13 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.14
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated December 5, 2012 (incorporated by reference to Exhibit 4.14 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.15
Securities Purchase Agreement, between the Registrant and STINS COMAN, dated March 14, 2013 (incorporated by reference to Exhibit 4.15 to the Registrant’s Annual Report on Form 20-F for the year ended December 31, 2012, filed with the SEC on April 30, 2013).

10.16
Technology Purchase Agreement, between the Registrant and Invencom, dated June 26, 2012 (incorporated by reference to Annex A to the Registrant’s Proxy Statement filed as Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on July 3, 2012.

10.17
Securities Purchase Agreement, between the Registrant and Invencom, dated September 10, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on September 12, 2012).

10.18	Compensation Policy for Executive Officers and Directors (incorporated by reference to Annex B of Exhibit 99.2 to the Registrant’s Form 6-K filed with the SEC on May 9, 2013).
10.19
Equity Distribution Agreement, between the Registrant and Maxim Group LLC, dated May 21, 2013 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on May 21, 2013).

10.20	Securities Purchase Agreement, between the Registrant and STINS COMAN, dated June 17, 2013 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 6-K filed with the SEC on June 19, 2013).
10.21**	Securities Purchase Agreement, between the Registrant and STINS COMAN, dated September 12, 2013.
10.22**	Form of Warrant Agency Agreement.
23.1**	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm.
23.2	Consent of Goldfarb Seligman & Co. (included in Exhibit 5.1)
24.1**	Powers of Attorney
101.IN**, ***	XBRL Instance Document.
101.SC**, ***	XBRL Taxonomy Extension Schema Document.
101.CA**, ***	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DE**, ***	XBRL Taxonomy Extension Definition Linkbase Document.
101.LA **, ***	XBRL Taxonomy Extension Label Linkbase Document.
101.PR **, ***	XBRL Taxonomy Extension Presentation Linkbase Document.

* To be filed by amendment.

** Previously filed.

*** Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.